Exhibit 99.2 Larimar Therapeutics Corporate Presentation November 2020 1Exhibit 99.2 Larimar Therapeutics Corporate Presentation November 2020 1

Forward Looking Statements This presentation contains forward-looking statements that are based on the Company’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to statements regarding the expectations and assumptions regarding the future of our business, Company’s ability to develop and commercialize CTI-1601 and other planned product candidates, Company’s planned research and development efforts, and other matters regarding Company’s business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, the success, cost and timing of the Company’s product development activities, studies and clinical trials; the ongoing impact of the COVID-19 pandemic on the Company’s clinical trial timelines, ability to raise additional capital and general economic conditions; the Company’s ability to optimize and scale CTI-1601’s manufacturing process; the Company’s ability to obtain regulatory approval for CTI-1601 and future product candidates; the Company’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and successfully commercialize any approved product candidates; the Company’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by the Company with the Securities and Exchange Commission (SEC), including but not limited to the Form 8-K/A filed on June 26, 2020, and the Company’s subsequent periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the Securities and Exchange Commission and available at www.sec.gov. These forward-looking statements are based on a combination of facts and factors currently known by the Company and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements, except as required by law. 2Forward Looking Statements This presentation contains forward-looking statements that are based on the Company’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to statements regarding the expectations and assumptions regarding the future of our business, Company’s ability to develop and commercialize CTI-1601 and other planned product candidates, Company’s planned research and development efforts, and other matters regarding Company’s business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, the success, cost and timing of the Company’s product development activities, studies and clinical trials; the ongoing impact of the COVID-19 pandemic on the Company’s clinical trial timelines, ability to raise additional capital and general economic conditions; the Company’s ability to optimize and scale CTI-1601’s manufacturing process; the Company’s ability to obtain regulatory approval for CTI-1601 and future product candidates; the Company’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and successfully commercialize any approved product candidates; the Company’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by the Company with the Securities and Exchange Commission (SEC), including but not limited to the Form 8-K/A filed on June 26, 2020, and the Company’s subsequent periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the Securities and Exchange Commission and available at www.sec.gov. These forward-looking statements are based on a combination of facts and factors currently known by the Company and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements, except as required by law. 2

Investment Highlights

Novel protein replacement therapy platform designed to address complex rare diseases

CTI-1601	Lead candidate CTI-1601 is a recombinant fusion protein being developed to deliver human frataxin to the mitochondria for the treatment of Friedreich's ataxia (FA)
Phase 1 clinical development	Placebo-controlled Phase 1 clinical trials in Friedreich's ataxia patients ongoing with topline data expected 1H 2021
Regulatory benefits	Orphan Drug (US & EU), Rare Pediatric Disease, and Fast Track designations; May be eligible for priority review voucher and 12 years of market exclusivity upon approval, if received
Strong balance sheet	~$102M in cash as of 9/30/20 with projected runway into first half of 2022
High quality shareholder base	Includes investors such as Deerfield, Cowen, RA Capital, OrbiMed, Acuta, Vivo, Logos, Altium, Janus and Atlas

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Scientific Advisory Board Giovanni Manfredi, Marshall Summar, Marni J. Falk, Russell Clayton, Mark Payne, MD MD, PhD DO (Chairman) MD MD Finbar and Marianne Kenny Co-founder of Chondrial Chief of the Division of Executive Director of the Former Chief Medical Officer Professor in Clinical and Therapeutics, which Genetics and Metabolism, Mitochondrial Medicine Frontier at Alcresta Therapeutics, a Research Neurology at Weill became Larimar Director of the Rare Disease Program at The Children’s medical device company Cornell Medicine. Therapeutics, Inc. Institute, and Margaret Hospital of Philadelphia (CHOP) O'Malley Chair of Genetic Former Senior Vice Professor of Neuroscience at Professor of Pediatrics Medicine at Children’s Professor in the Division of President of Research and Weill Cornell Medicine. at Indiana University School National Hospital Human Genetics, Department of Development at Discovery of Medicine Pediatrics at University of Labs, a pharmaceutical and Pennsylvania Perelman School medical device company of Medicine 4Scientific Advisory Board Giovanni Manfredi, Marshall Summar, Marni J. Falk, Russell Clayton, Mark Payne, MD MD, PhD DO (Chairman) MD MD Finbar and Marianne Kenny Co-founder of Chondrial Chief of the Division of Executive Director of the Former Chief Medical Officer Professor in Clinical and Therapeutics, which Genetics and Metabolism, Mitochondrial Medicine Frontier at Alcresta Therapeutics, a Research Neurology at Weill became Larimar Director of the Rare Disease Program at The Children’s medical device company Cornell Medicine. Therapeutics, Inc. Institute, and Margaret Hospital of Philadelphia (CHOP) O'Malley Chair of Genetic Former Senior Vice Professor of Neuroscience at Professor of Pediatrics Medicine at Children’s Professor in the Division of President of Research and Weill Cornell Medicine. at Indiana University School National Hospital Human Genetics, Department of Development at Discovery of Medicine Pediatrics at University of Labs, a pharmaceutical and Pennsylvania Perelman School medical device company of Medicine 4

Friedreich's Ataxia (FA)

Rare and Progressive Disease

Caused by genetic defect resulting in low levels of frataxin

- Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue considered[1]

>70% of patients present before age 14

- Initial symptoms may include unsteady posture, frequent falling and progressive difficulty in walking
- By the time symptoms occur, heart damage has already occurred
- Progressive disease: Symptoms worsen and patients are eventually confined to wheelchair with speech becoming hesitant and jerky (often referred to as "scanning of speech")

Life expectancy of 30-50 years

- Early death usually caused by heart disease

No approved therapies available

- Current treatment options are limited to symptom management



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1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245

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Market Opportunity

Prevalence

5,000 patients in US and 20,000 patients in EU

Additional affected populations in Australia and Brazil

Highly sophisticated and active advocacy group (FARA) driving quest for treatments

Dosing

Replacement therapy may be needed throughout life to maintain frataxin (FXN) levels

Disease is progressive and irreversible; initiating therapy early and continuing replacement therapy throughout life may be a necessity

Regulatory Benefits

Well known by FDA; "Voice of the Patient" report for FA was released in 2017

Upon Biologics License Application (BLA) approval, CTI-1601, if approved, may be eligible for:

- 12 years market exclusivity
- Rare pediatric disease priority review voucher

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CTI-1601 is Being Developed to Deliver Frataxin (FXN)

CTI-1601 Maintains the Cleavage Site Between the MTS and Mature Human FXN

STRUCTURE OF ENDOGENOUS FXN


Mitochondrial Targeting Sequence (MTS)
Mature Human FXN
Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria

STRUCTURE OF CTI-1601


Mitochondrial Targeting Sequence (MTS)
Mature Human FXN
Cell Penetrating Peptide (CPP)
Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria

The CPP allows CTI-1601 to traverse the cell and mitochondrial membranes where the CPP and MTS are removed by mitochondrial processing peptidase to produce mature human FXN

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CTI-1601 – Delivering Frataxin to the Mitochondria CPP allows CTI-1601 to traverse the 01 cell membrane into the cytoplasm CPP allows CTI-1601 to traverse 02 the mitochondrial membrane MPP cleaves CTI-1601. MTS and CPP 03 leave cell mitochondria Mature human frataxin remains within 04 the mitochondria to function 8CTI-1601 – Delivering Frataxin to the Mitochondria CPP allows CTI-1601 to traverse the 01 cell membrane into the cytoplasm CPP allows CTI-1601 to traverse 02 the mitochondrial membrane MPP cleaves CTI-1601. MTS and CPP 03 leave cell mitochondria Mature human frataxin remains within 04 the mitochondria to function 8

Strong Relationship with FARA Company has strong relationship with Friedreich’s Ataxia Research Alliance (FARA) • National, non-profit organization dedicated to the pursuit of scientific research leading to treatments and a cure for FA FARA provides industry with several key items • Assistance with patient recruitment and education • Access to Global Patient Registry with demographic and clinical information on more than 1,000 FA patients • Sponsored a Patient-Focused Drug Development Meeting in 2017 resulting in a publication titled “The Voice of the Patient” 9Strong Relationship with FARA Company has strong relationship with Friedreich’s Ataxia Research Alliance (FARA) • National, non-profit organization dedicated to the pursuit of scientific research leading to treatments and a cure for FA FARA provides industry with several key items • Assistance with patient recruitment and education • Access to Global Patient Registry with demographic and clinical information on more than 1,000 FA patients • Sponsored a Patient-Focused Drug Development Meeting in 2017 resulting in a publication titled “The Voice of the Patient” 9

CTI-1601: Phase 1 Clinical Program in FA

Phase 1 Development Plan

- Two Double-blind, Placebo Controlled Dosing Studies
- Patient dosing began December 2019
- Safety Review Committee assesses all blinded data between each cohort to ensure patient safety
- **Topline results expected in 1H 2021**

Single Ascending Dose (SAD)

Number of subjects: 32-34

Dose levels: 25mg, 50mg, 75mg and 100mg (subcutaneous administration)

Treatment Duration: 1 day

Status: After dosing 2 cohorts, paused in March due to COVID-19. Restarted in July with 3rd cohort

1° Endpoint: Safety and tolerability

2° Endpoints: PK; PD; hFXN levels (gene expression in buccal swab and blood); multiple exploratory

Patients from SAD trial are eligible to enroll in MAD trial

Multiple Ascending Dose (MAD)

Number of Subjects: Currently planning for 3 cohorts, 24-30 subjects

Dose Range: To be determined based on SAD data and adjusted continuously based on PK/PD data

Treatment Regimen: Multiple increasing doses administered subcutaneously over 14 days

1° Endpoint: Safety and tolerability

2° Endpoints: PK; PD; hFXN levels (gene expression in buccal swab and blood); multiple exploratory

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Upcoming Clinical Milestones 1H 2021 Topline Phase 1 Data Future Planned Studies Include: Open-label extension (OLE) study Pediatric MAD Study Phase 2/3 Double-Blind for patients who participated in (followed by an OLE) Placebo-Controlled Study SAD or MAD studies 11Upcoming Clinical Milestones 1H 2021 Topline Phase 1 Data Future Planned Studies Include: Open-label extension (OLE) study Pediatric MAD Study Phase 2/3 Double-Blind for patients who participated in (followed by an OLE) Placebo-Controlled Study SAD or MAD studies 11

CTI-1601 Open Label Extension Trial Patients from SAD and MAD trials are eligible to enter an open label extension (OLE) Multicenter Open Label Extension Trial Dose Level: To be determined based on PK/PD from SAD and MAD trials SAD Trial Patients Patients eligible to enroll Treatment Duration: Planned for 24 months with any from Phase 1/Pediatric necessary extensions Number of Subjects: Up to 50 Dose Regimen: To be determined based on PK/PD from SAD and MAD trials MAD Trial Patients Comparator Arm: Derived from Critical Path Institute Data (includes FACOMS and placebo arms from two FA studies) 1º Endpoint: Safety and tolerability Key 2º Endpoints: Long-term PD; efficacy assessments 12CTI-1601 Open Label Extension Trial Patients from SAD and MAD trials are eligible to enter an open label extension (OLE) Multicenter Open Label Extension Trial Dose Level: To be determined based on PK/PD from SAD and MAD trials SAD Trial Patients Patients eligible to enroll Treatment Duration: Planned for 24 months with any from Phase 1/Pediatric necessary extensions Number of Subjects: Up to 50 Dose Regimen: To be determined based on PK/PD from SAD and MAD trials MAD Trial Patients Comparator Arm: Derived from Critical Path Institute Data (includes FACOMS and placebo arms from two FA studies) 1º Endpoint: Safety and tolerability Key 2º Endpoints: Long-term PD; efficacy assessments 12

CTI-1601: Positive Non-Clinical Data Support Development Studies demonstrate the ability of CTI-1601 to deliver Proof-of-Concept Achieved Through Multiple sufficient amounts of FXN to mitochondria in rodent Non-Clinical Studies: and non-human primate non-clinical models CTI-1601 extended survival in a well-characterized non- CTI-1601 prevented left ventricle dilation and maintained clinical mouse model of FA function in non-clinical mouse models CTI-1601 prevented ataxic gait in another non-clinical CTI-1601 is safe and well tolerated in rats and non-human mouse model of FA primates 13CTI-1601: Positive Non-Clinical Data Support Development Studies demonstrate the ability of CTI-1601 to deliver Proof-of-Concept Achieved Through Multiple sufficient amounts of FXN to mitochondria in rodent Non-Clinical Studies: and non-human primate non-clinical models CTI-1601 extended survival in a well-characterized non- CTI-1601 prevented left ventricle dilation and maintained clinical mouse model of FA function in non-clinical mouse models CTI-1601 prevented ataxic gait in another non-clinical CTI-1601 is safe and well tolerated in rats and non-human mouse model of FA primates 13

Human Frataxin Distributed Into All Tissues Tested Tissues Examined Study Vehicle Human Frataxin Distribution Rats Brain, Heart, Liver Neuro KO Mice Brain, Dorsal Root Ganglia, Spinal Cord Cardiac KO Mice Mitochondria of Skeletal Muscle and Cardiomyocytes Cynomolgus Monkey Cerebrospinal fluid, Skin, Buccal Cells, Platelets 14Human Frataxin Distributed Into All Tissues Tested Tissues Examined Study Vehicle Human Frataxin Distribution Rats Brain, Heart, Liver Neuro KO Mice Brain, Dorsal Root Ganglia, Spinal Cord Cardiac KO Mice Mitochondria of Skeletal Muscle and Cardiomyocytes Cynomolgus Monkey Cerebrospinal fluid, Skin, Buccal Cells, Platelets 14

CTI-1601 Extends Survival in FXN-deficient KO Mice Initial Proof of Concept for FXN Replacement Therapy in Cardiac Mouse Model of FA Median Survival of MCK-Cre FXN-KO Mice • 166 days (CTI-1601) vs 98 days (Vehicle) • CTI-1601 was administered 10 mg/kg SC every other day P=0.0001 Survival beyond vehicle mean (107.5 days) • 87.5% (CTI-1601) vs. 33% (Vehicle) • Demonstrates that CTI-1601 is capable of delivering Days sufficient amounts of FXN to mitochondria CTI-1601 rescues a severe disease phenotype in a well characterized cardiac mouse model of FA 15 Percent SurvivalCTI-1601 Extends Survival in FXN-deficient KO Mice Initial Proof of Concept for FXN Replacement Therapy in Cardiac Mouse Model of FA Median Survival of MCK-Cre FXN-KO Mice • 166 days (CTI-1601) vs 98 days (Vehicle) • CTI-1601 was administered 10 mg/kg SC every other day P=0.0001 Survival beyond vehicle mean (107.5 days) • 87.5% (CTI-1601) vs. 33% (Vehicle) • Demonstrates that CTI-1601 is capable of delivering Days sufficient amounts of FXN to mitochondria CTI-1601 rescues a severe disease phenotype in a well characterized cardiac mouse model of FA 15 Percent Survival

CTI-1601 Pvalb-Cre FXN-KO mouse Prevents The Single dose level: 10 mg/kg CTI-1601 or vehicle given intraperitoneally three times per week Development of hFXN replacement with CTI-1601 prevents the development of ataxic gait Ataxic Gait in CTI-1601-treated mice survive longer than untreated mice KO mice Human frataxin present in brain, dorsal root ganglia and spinal cord demonstrating central nervous system penetration In-Vivo Efficacy Data in Neurologic KO Mouse Model 16CTI-1601 Pvalb-Cre FXN-KO mouse Prevents The Single dose level: 10 mg/kg CTI-1601 or vehicle given intraperitoneally three times per week Development of hFXN replacement with CTI-1601 prevents the development of ataxic gait Ataxic Gait in CTI-1601-treated mice survive longer than untreated mice KO mice Human frataxin present in brain, dorsal root ganglia and spinal cord demonstrating central nervous system penetration In-Vivo Efficacy Data in Neurologic KO Mouse Model 16

CTI-1601 Delivers hFXN to Mitochondria in KO Mice • hFXN concentration within mitochondria increases in a dose-dependent manner • Given subcutaneously, CTI-1601 functionally replaces hFXN in mitochondria of KO mice • *Succinate dehydrogenase (SDH) activity, which is indicative of mitochondrial function, increases in a dose-dependent manner after administration of CTI-1601; activity plateaus at 30 mg/kg and is equivalent to activity in wild type animals • Demonstrated normalization of gene expression in cardiac tissue N o r m a l i z e d M i t o c h o n d r i a l h F X N Normalized SDH activity Normalized SDH Activity (Muscle) Normalized Mitochondrial FXN (Heart) ( H e a r t ) (Muscle) 80 *** *** 2 0 0 *** K O V e h i c l e *** 60 ** K O 2 M P K 1 5 0 K O 1 0 M P K 40 K O 3 0 M P K 1 0 0 K O 6 0 M P K 20 K O 1 0 0 M P K 5 0 W i l d T y p e V e h i c l e 0 0 MPK = mg/kg MPK = mg/kg 17 F e m a l e s M a l e s KO Vehicle KO 2MPK KO 10MPK KO 30MPK KO 60MPK KO 100MPK Wild Type Vehicle N o r m a l i z e d h F X N ( p g / m g p r o t e i n ) SDH Activity mU/mg proteinCTI-1601 Delivers hFXN to Mitochondria in KO Mice • hFXN concentration within mitochondria increases in a dose-dependent manner • Given subcutaneously, CTI-1601 functionally replaces hFXN in mitochondria of KO mice • *Succinate dehydrogenase (SDH) activity, which is indicative of mitochondrial function, increases in a dose-dependent manner after administration of CTI-1601; activity plateaus at 30 mg/kg and is equivalent to activity in wild type animals • Demonstrated normalization of gene expression in cardiac tissue N o r m a l i z e d M i t o c h o n d r i a l h F X N Normalized SDH activity Normalized SDH Activity (Muscle) Normalized Mitochondrial FXN (Heart) ( H e a r t ) (Muscle) 80 *** *** 2 0 0 *** K O V e h i c l e *** 60 ** K O 2 M P K 1 5 0 K O 1 0 M P K 40 K O 3 0 M P K 1 0 0 K O 6 0 M P K 20 K O 1 0 0 M P K 5 0 W i l d T y p e V e h i c l e 0 0 MPK = mg/kg MPK = mg/kg 17 F e m a l e s M a l e s KO Vehicle KO 2MPK KO 10MPK KO 30MPK KO 60MPK KO 100MPK Wild Type Vehicle N o r m a l i z e d h F X N ( p g / m g p r o t e i n ) SDH Activity mU/mg protein

CTI-1601 Prevents Left Ventricle Dilation in KO Mice

- Left ventricular (LV) volume increases in systole in untreated mice by 8 weeks (after 4 weeks of dosing with vehicle), but remains similar to wildtype when treated with CTI-1601 (10 mg/kg every other day)
- CTI-1601-treated mice have similar LV volume as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated (10 mg/kg every other day) KO mice



Left Ventricle Internal Diameter (Systole)
Diameter (mm)
0
1
2
3
4
5
****
0
2
4
6
8
10
Age in Weeks



Left Ventricle Volume (Systole)
Volume (μL)
0
20
40
60
80
100
****
0
2
4
6
8
10
Age in Weeks

KO: CTI-1601 KO: Vehicle Wildtype: Vehicle

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CTI-1601 Preserves Left Ventricle Function in KO Mice

- Left ventricular (LV) function drops significantly in vehicle treated mice by week 8
- CTI-1601-treated (10 mg/kg every other day) mice have similar LV as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated KO mice



Left Ventricle Ejection Function
Percent Change
80
60
40
20
0
*
****
0
2
4
6
8
10
Age in Weeks



Left Ventricle Fractional Shortening
Percent Change
50
40
30
20
10
0
**
****
0
2
4
6
8
10
Age in Weeks

KO: CTI-1601 KO: Vehicle Wildtype: Vehicle

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Favorable PK/PD Profile in Healthy Cynomolgus Monkeys

Study Design

6 healthy cynomolgus monkeys (3M / 3F)

Pre-dosed for 2 days with Vehicle

Pre-dose collection of platelets, cerebrospinal fluid, buccal swab, skin punch
Dosing starts 15 mg/kg SC BID

Day 10 (7 days dosing)

Collection of platelets, buccal swab, skin punch

Day 16 (following 14th day of dosing)

Collection of cerebrospinal fluid platelets, buccal swab, skin punch

- CTI-1601 is bioavailable when given subcutaneously
- Sustained levels of hFXN are found in blood cells (platelets) and peripheral tissues (buccal cells, skin) as early as the 7th day and still present after 14 days
- Sustained levels of hFXN are found after 14 days in the cerebrospinal fluid of monkeys, suggesting CNS penetration
- Preliminary results from 90 Day GLP toxicology study support these findings

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Biodistribution in Healthy Cynomolgus Monkey Buccal Swabs Skin Biopsies Platelets (Pre-treatment) (Pre-treatment) (Pre-treatment) CTI-1601 Human FXN Human + Monkey FXN • Treatment of monkeys with CTI-1601 results in sustained levels of hFXN in peripheral tissues that are accessible in the clinic • FXN levels increase ~4X or more following CTI-1601 administration 1 • For comparison, FA patients show FXN levels that range from ~20-40% of normal FXN levels depending on the tissue considered 1 - Heterozygous carriers show no phenotype and display levels of FXN representing ~2-3X higher than most FA patients 21 1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245Biodistribution in Healthy Cynomolgus Monkey Buccal Swabs Skin Biopsies Platelets (Pre-treatment) (Pre-treatment) (Pre-treatment) CTI-1601 Human FXN Human + Monkey FXN • Treatment of monkeys with CTI-1601 results in sustained levels of hFXN in peripheral tissues that are accessible in the clinic • FXN levels increase ~4X or more following CTI-1601 administration 1 • For comparison, FA patients show FXN levels that range from ~20-40% of normal FXN levels depending on the tissue considered 1 - Heterozygous carriers show no phenotype and display levels of FXN representing ~2-3X higher than most FA patients 21 1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245

CTI-1601: Safe and Well Tolerated in Early Tox Studies

Cynomolgus Monkey

Injection Site Observations

- Some injection sites raised and firm; increased injection site pathology at higher doses most likely due to local irritation

Systemic Toxicity Analysis

- No other clinical observations or treatment-related changes in food consumption, body weight or organ weight
- No systemic histopathological findings

Sprague Dawley Rat

Injection Site Observations

- Some injection sites showed irritation, firmness, inflammation at higher doses

Systemic Toxicity Analysis

- No significant clinical observations or clinical pathology results
- No systemic histopathological findings

No systemic clinical or pathological observations related to CTI-1601 in 28-day GLP IND-enabling studies

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CTI-1601 is Protected by a Strong IP Portfolio

Pending CTI-1601 patent application extends into 2040



2000
2005
2010
2015
2020
2025
2030
2035
2040
2045
TAT-MTS-FXN Composition of Matter (broad coverage of CTI-1601)
US 9,045,552 (Exclusive license from Wake Forest)
Expiration
October, 2024
Methods of treating FA using TAT-MTS-FXN and delivering TAT-MTS-FXN to mitochondria (broad coverage of CTI-1601)
US 8,735,341 (Exclusive license from Wake Forest)
Expiration
December 2025
(including Patent Term Adjustment)
CTI-1601 Composition of Matter and Methods of Treatment (specific coverage of CTI-1601)
US/PCT applications pending (Exclusive license from Indiana University)
Est. Expiration
July, 2040
Will be filed in foreign jurisdictions accordingly
Granted
Pending

Additional intellectual property (IP) protection

- Additional pending applications cover key biomarkers, analytical tools, quantification methods and platform technology
- CTI-1601 is eligible for **12 years of market exclusivity** upon approval in the US (independent of patents)
- CTI-1601 is eligible for at least **10 years of market exclusivity** upon approval in Europe (independent of patents)

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Investment Highlights

Novel protein replacement therapy platform designed to address complex rare diseases

CTI-1601	Lead candidate CTI-1601 is a recombinant fusion protein being developed to deliver human frataxin to the mitochondria for the treatment of Friedreich's ataxia (FA)
Phase 1 clinical development	Placebo-controlled Phase 1 clinical trials in Friedreich's ataxia patients ongoing with topline data expected 1H 2021
Regulatory benefits	Orphan Drug (US & EU), Rare Pediatric Disease, and Fast Track designations; May be eligible for priority review voucher and 12 years of market exclusivity upon approval, if received
Strong balance sheet	~$102M in cash as of 9/30/20 with projected runway into first half of 2022
High quality shareholder base	Includes investors such as Deerfield, Cowen, RA Capital, OrbiMed, Acuta, Vivo, Logos, Altium, Janus and Atlas

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Larimar Therapeutics Corporate Presentation THANK YOU 25Larimar Therapeutics Corporate Presentation THANK YOU 25

Leadership Team



Carole Ben-Maimon, MD
Chief Executive Officer
Impax teva



Jennifer Johansson, JD
VP Regulatory Affairs & Counsel
Andrx Pharmaceuticals, Inc. Squire Patton Boggs



Michael Celano
Chief Financial Officer
OraSure Technologies Kensey Nash



Nancy M. Ruiz, MD, FACP, FIDSA
Chief Medical Officer
Schering-Plough MERCK



David Bettoun, PhD
VP Discovery & Non-clinical R&D
gsk MERCK



Keith E. Lynch, Jr.
VP, Manufacturing and Supply Chain
MERCK Oncobiologics



John Berman, CPA
VP Finance & Operations
teva Cell Pathways, Inc.



Noreen Scherer
VP, Clinical Operations
Shire Wyeth Pharmaceuticals



Francis Michael Conway
Vice President Controller
TELA Bio stryker

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Scientific Advisory Board Russell (Rusty) Clayton, DO, Scientific Advisory Board Chair • Nearly two decades of executive experience in pharmaceutical, biologics and medical device development and commercialization as a consultant in clinical development, medical affairs and regulatory affairs. • Prior to consulting, he was chief medical officer at Alcresta Therapeutics, a medical device company; senior vice president of research and development at Discovery Labs, a pharmaceutical and medical device company, where he led the scientific and regulatory efforts leading to the marketing authorization of Discovery’s first product. • Dr. Clayton is a board-certified pediatric pulmonologist who practiced at St. Christopher’s Hospital for Children and the Children’s Hospital of Philadelphia prior to beginning his career in the pharmaceutical, biologics, and medical device industry. He received his DO from the Philadelphia College of Osteopathic Medicine. Marni J. Falk, MD • Dr. Falk is Executive Director of the Mitochondrial Medicine Frontier Program at The Children’s Hospital of Philadelphia (CHOP) and Professor in the Division of Human Genetics, Department of Pediatrics at University of Pennsylvania Perelman School of Medicine. • She also serves as a principal investigator of a National Institutes of Health, pharma and philanthropic-funded translational laboratory group at CHOP that investigates the causes and global metabolic consequences of mitochondrial disease and directs multiple clinical treatment trials in mitochondrial disease patients. • Dr. Falk received her BS in biology and MD from the George Washington University School of Medicine. In addition, she completed dual specialty training in the Pediatrics and Clinical Genetics residency program at Case Western Reserve University. Giovanni Manfredi, MD, PhD • Dr. Manfredi is the Finbar and Marianne Kenny Professor in Clinical and Research Neurology at Weill Cornell Medicine. He is also a Professor of Neuroscience and directs the graduate program in Neuroscience at Weill Cornell Medicine. Dr. Manfredi’s lab studies alterations of mitochondrial metabolism in neurodegenerative diseases, particularly amyotrophic lateral sclerosis and primary inherited mitochondrial encephalomyopathies. • Dr. Manfredi has authored more than 100 publications focused in areas including neurodegenerative and mitochondrial diseases. • Dr. Manfredi received his MD and PhD in anatomy and cell biology from Catholic University of the Sacred Heart in Rome, where he also completed a residency in neurology. Mark Payne, MD • Dr. Payne is a renowned scientist and practicing cardiovascular physician who brings a long-standing scientific focus on protein targeting to mitochondria and a dedication to treating cardiomyopathies of childhood, including Friedreich’s ataxia. He is the inventor of the original therapy for frataxin protein replacement in Friedreich’s ataxia and co-founded Chondrial Therapeutics, which became Larimar Therapeutics, Inc. • He holds multiple patents on mitochondrial biology and repair. He is a tenured professor of pediatrics at Indiana University School of Medicine where he directs multiple NIH-funded training, clinical, and research programs as a principal investigator. • Dr. Payne received his BS in natural sciences from Washington & Lee University, and his MD from the University of Texas at Houston. He performed his postdoctoral clinical and research training at Washington University in St. Louis. He is a Fellow of the American College of Cardiology and the American Academy of Pediatrics. Marshall Summar, MD • Dr. Summar serves as Chief of the Division of Genetics and Metabolism, Director of the Rare Disease Institute and is the Margaret O'Malley Chair of Genetic Medicine at Children’s National Hospital. • In addition to guiding clinical research and treatment, he developed and launched the world’s first Rare Disease Institute (RDI) at Children’s. The RDI is the first Clinical Center of Excellence designated by the National Organization for Rare Diseases (NORD) and focuses on building best clinical practices and diagnostic pathways for patients. With NORD and the FDA, Dr. Summar has worked to develop a patient- driven natural history platform employed by over 35 rare disease advocacy organizations. • He received his BS in molecular biology from Vanderbilt University and his MD from University of Tennessee Center for Health Sciences. 27Scientific Advisory Board Russell (Rusty) Clayton, DO, Scientific Advisory Board Chair • Nearly two decades of executive experience in pharmaceutical, biologics and medical device development and commercialization as a consultant in clinical development, medical affairs and regulatory affairs. • Prior to consulting, he was chief medical officer at Alcresta Therapeutics, a medical device company; senior vice president of research and development at Discovery Labs, a pharmaceutical and medical device company, where he led the scientific and regulatory efforts leading to the marketing authorization of Discovery’s first product. • Dr. Clayton is a board-certified pediatric pulmonologist who practiced at St. Christopher’s Hospital for Children and the Children’s Hospital of Philadelphia prior to beginning his career in the pharmaceutical, biologics, and medical device industry. He received his DO from the Philadelphia College of Osteopathic Medicine. Marni J. Falk, MD • Dr. Falk is Executive Director of the Mitochondrial Medicine Frontier Program at The Children’s Hospital of Philadelphia (CHOP) and Professor in the Division of Human Genetics, Department of Pediatrics at University of Pennsylvania Perelman School of Medicine. • She also serves as a principal investigator of a National Institutes of Health, pharma and philanthropic-funded translational laboratory group at CHOP that investigates the causes and global metabolic consequences of mitochondrial disease and directs multiple clinical treatment trials in mitochondrial disease patients. • Dr. Falk received her BS in biology and MD from the George Washington University School of Medicine. In addition, she completed dual specialty training in the Pediatrics and Clinical Genetics residency program at Case Western Reserve University. Giovanni Manfredi, MD, PhD • Dr. Manfredi is the Finbar and Marianne Kenny Professor in Clinical and Research Neurology at Weill Cornell Medicine. He is also a Professor of Neuroscience and directs the graduate program in Neuroscience at Weill Cornell Medicine. Dr. Manfredi’s lab studies alterations of mitochondrial metabolism in neurodegenerative diseases, particularly amyotrophic lateral sclerosis and primary inherited mitochondrial encephalomyopathies. • Dr. Manfredi has authored more than 100 publications focused in areas including neurodegenerative and mitochondrial diseases. • Dr. Manfredi received his MD and PhD in anatomy and cell biology from Catholic University of the Sacred Heart in Rome, where he also completed a residency in neurology. Mark Payne, MD • Dr. Payne is a renowned scientist and practicing cardiovascular physician who brings a long-standing scientific focus on protein targeting to mitochondria and a dedication to treating cardiomyopathies of childhood, including Friedreich’s ataxia. He is the inventor of the original therapy for frataxin protein replacement in Friedreich’s ataxia and co-founded Chondrial Therapeutics, which became Larimar Therapeutics, Inc. • He holds multiple patents on mitochondrial biology and repair. He is a tenured professor of pediatrics at Indiana University School of Medicine where he directs multiple NIH-funded training, clinical, and research programs as a principal investigator. • Dr. Payne received his BS in natural sciences from Washington & Lee University, and his MD from the University of Texas at Houston. He performed his postdoctoral clinical and research training at Washington University in St. Louis. He is a Fellow of the American College of Cardiology and the American Academy of Pediatrics. Marshall Summar, MD • Dr. Summar serves as Chief of the Division of Genetics and Metabolism, Director of the Rare Disease Institute and is the Margaret O'Malley Chair of Genetic Medicine at Children’s National Hospital. • In addition to guiding clinical research and treatment, he developed and launched the world’s first Rare Disease Institute (RDI) at Children’s. The RDI is the first Clinical Center of Excellence designated by the National Organization for Rare Diseases (NORD) and focuses on building best clinical practices and diagnostic pathways for patients. With NORD and the FDA, Dr. Summar has worked to develop a patient- driven natural history platform employed by over 35 rare disease advocacy organizations. • He received his BS in molecular biology from Vanderbilt University and his MD from University of Tennessee Center for Health Sciences. 27

Friedreich's Ataxia (FA)

Symptoms & Natural History

01

70% of patients present before age 14

Significant asymptomatic period of disease

Age of onset correlated with severity and speed of progression (earlier onset correlated with more drastic progression)

02

Age 10 – 15 years: Initial onset of disease

Symptoms begin to appear and may include unsteady posture, frequent falling and progressive difficulty in walking due to impaired ability to coordinate voluntary movements

By the time symptoms occur, heart damage has occurred

03

Age 10 – 30 years: Progression of disease

Symptoms continue to worsen and may include development of advanced limb ataxia often requiring patient confinement to wheelchair, hypertrophic cardiomyopathy, scoliosis, fatigue, diabetes and hearing loss

04

Age 30 – 50 years: Life expectancy of typical FA patient

Early death usually caused by heart disease due to advanced cardiomyopathy: Most common type is hypertrophic cardiomyopathy, a thickening of the heart muscle

Larimar Therapeutics

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